UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material under d240,14a-12

AngioGenex. Inc.

(Name of Registrant as Specified In Its Charter)

_______________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[   ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[   ]  Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANGIOGENEX, INC.

425 Madison Avenue, Suite 902

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 28, 2017

To the Stockholders of AngioGenex, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of AngioGenex, Inc., (“AngioGenex”) a Nevada corporation (the “Company”), will be held on Thursday, December 28, 2017 at 3:00 p.m. Eastern Standard Time, at the AngioGenex executive offices located at: 425 Madison Avenue, Suite 902, New York, New York 10017, for the following purposes:

1.  To elect a Board of four (4) directors, to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified;

2.  Ratify the appointment of EisnerAmper LLP as our independent auditors for the year ending December 31, 2017.

3.  To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about AngioGenex and its officers and directors. The Board of Directors has fixed the close of business on November 17, 2017 as the record date and only holders of record of the common stock as of the close of business on November 17, 2017, are entitled to receive this notice and to vote at this Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Robert Benezra
Robert Benezra
Chief Executive Officer

New York, New York

Date: November 30, 2017

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ANGIOGENEX, INC.

425 Madison Avenue, Suite 902

New York, New York 10017

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of AngioGenex, Inc. (“AngioGenex”) for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 28, 2017 at 3:00p.m. Eastern Standard Time, at the AngioGenex executive offices, 425 Madison Avenue, Suite 902, New York, New York 10017 or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to you on or about December 1st, 2017.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares November 17, 2017, the record date.  At the close of business on the record date, 24,484,216 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Martin Murray, CFO.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present.  A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 and 2 are considered routine proposals.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to AngioGenex, Inc. 425 Madison Ave Ste 902 New York NY 10017, Attention: Secretary, or hand-delivered to the Secretary of AngioGenex, Inc., at or before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners.  We estimate that all of the foregoing costs will approximate $3,500.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors (the “Board”).  The Board has designated as nominees for re-election three of the four directors currently serving on the Board as well as a new individual.  See "Nominees for Director" below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have four directors.

The Board believes that re-electing the incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their positions at AngioGenex, and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Age	Position	Served as Director Since
Robert Benezra	63	President, Chief Executive Officer, Chief Scientific Officer, Director	2007
Martin Murray	51	Chief Financial Officer, Director	1999
Michael Strage	58	Vice President, Chief Operations Officer, Business Development, Director	1999
David Aronstein	66	Non-Executive Chairman of the Board	2017

Robert Benezra has served as our Director, Chief Executive Officer, President and Chief Scientific Officer since 2014.  His current term expires at the end of 2017. Dr. Benezra has been a member at Memorial Sloan-Kettering Cancer in the Department of Cancer Biology and Genetics and a Professor of Biology at Cornell Graduate School of Medical Sciences in New York City for 27 years. Before he joined Sloan-Kettering, Dr. Benezra received his Ph.D. at Columbia University, and then did his postdoctoral work at Fred Hutchinson Cancer Center in Seattle. It is there where Dr. Benezra identified the Id proteins as dominant negative regulators of the helix-loop-helix protein family and has since gone on to identify these proteins as key regulators of tumor growth, angiogenesis and metastasis. In addition, while at Sloan-Kettering, Dr. Benezra and his colleagues identified the first human mitotic checkpoint gene, hsMad2, and demonstrated that its deregulation leads to chromosome instability, tumor progression and drug resistance. His program continues to focus on the molecular basis of tumor angiogenesis, tumor instability and metastasis and is currently developing molecular and cellular tools to inhibit these processes in patients. In 1999, after genetic validation of the importance of Id proteins in cancer and vascular disease, Dr. Benezra co-founded AngioGenex, a company dedicated to targeting Id proteins therapeutically. Since then he has directed the effort that produced a series of active small molecules that target the Id proteins and have demonstrated profound potential in disease intervention. Dr. Benezra’s expertise in the Id proteins that the Company’s drugs target, his broad knowledge of the field and underlying science and his access to collaborators and resources make him a suitable candidate to serve in his current capacity.

Michael Strage has served as our Director, Vice President, Chief Operations Officer since 2007 and Chairman since 2016. His current term expires at the end of 2017.  Mr. Strage was a co-founder of Axonyx Inc., a publicly traded biotechnology company engaged in the development of drugs to treat Alzheimer's disease. As a founding Officer and Director, he was responsible for all business and administrative aspects of Axonyx from its inception in 1996 to its listing on the NASDAQ-NMS in January 2001. As Vice President and Chief Administrative Officer of Axonyx, Mr. Strage was responsible for negotiating all of the company's major corporate transactions including the agreements under which Axonyx first acquired its intellectual property portfolio that includes the commercial rights to the pre-clinical research and development programs at New York University School of Medicine and the National Institute on Aging, and subsequently out-licensed some of those rights through pharmaceutical joint development agreements, including a major world-wide licensing agreement with Serono International S.A. In addition, Mr. Strage directed all aspects of the administrative operations of Axonyx including finance, where he participated actively in each of the multiple phases of the company's capital formation, budgeting, human resources, infrastructure, corporate communications and investor relations. As Chairman and founder of AngioGenex, Mr. Strage recruited and assembled our management team and its Scientific Advisory Board. On our behalf, he acquired the exclusive rights to Dr. Benezra's anti-cancer work by negotiating the Company's Industrial Research and Commercial licenses with MSKCC. Mr. Strage was responsible for raising the seed capital used to create the Company and that funded the collaboration with MSKCC. Prior to joining Axonyx in 1996, Mr. Strage was an associate at the Los Angeles law firm of Hancock, Rothert & Bunschoft and prior thereto an assistant district attorney at the Manhattan District Attorney's office. Mr. Strage’s experience in the bio-pharmaceutical field, having served as Officer and Director in Axonyx, makes him a suitable candidate to serve in his current capacity.

Martin Murray has served as our Director and Chief Financial Officer since 2005. His current term expires at the end of 2017. Since 2000, Mr. Murray has been the founder and managing partner of Murray and Josephson, CPAs, LLC. He previously held the position of managing partner at the accounting firm of Leeds & Murray, and audit manager with EisnerAmper, LLP. His experience includes providing accounting, auditing, tax, and consulting services for publicly-traded and privately-owned companies, including professional organizations, biotechnology companies, creative artists, and manufacturing firms. Mr. Murray has appeared on television news as a guest expert and has led a series of Continuing Professional Education seminars. He is a member of the tax section of the American Institute of Certified Public Accountants, and the New York State Society of Certified Public Accountants where he served on the health care committee. He earned his MBA in taxation from Baruch College where he also earned his BBA in Accountancy. Mr. Murray’s history and experience in serving as CFO, controller and Director of public and private biotech companies make him a suitable candidate to serve in his current capacity.

Michael Aronstein was appointed as the Non-Executive Chairman of the Board in November 2017.  Mr. Aronstein is currently President, Portfolio Manager, and Chief Investment Officer of Marketfield Asset Management. He is one of the founding partners of Marketfield, which was created in 2007. He began his investment career in 1979 at Merrill Lynch, eventually becoming Manager of Global Investment Strategy before departing in 1987 to join Comstock Partners. Mr. Aronstein was the President of Comstock Partners for six years. In 1993, Mr. Aronstein founded West Course Capital, a discretionary commodity management firm. From 2001 to 2004, Mr. Aronstein was Chief Investment Strategist for Preservation Group, a provider of independent macroeconomic and strategic research to professional investors. In 2004, he joined Oscar Gruss & Son Incorporated and served as Chief Investment Strategist. Mr. Aronstein graduated from Yale College with a Bachelor of Arts degree in 1974.

There are no family relationships among any of our directors or officers.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned four nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of AngioGenex has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that AngioGenex is a small development stage corporation the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended December 31, 2017, the Board of Directors met and acted through unanimous written consents.

Director Independence

The Board of Directors has determined that among its members Michael Aronstein is currently the only “independent director” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, AngioGenex, Inc., 425 Madison Avenue, Suite 902, New York, New York 10017.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD)

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP

AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

EisnerAmper LLP (“EisnerAmper”) has served as the independent auditors of AngioGenex since April 5, 2017.  On that date, the Board of Directors, subject to stockholder ratification, approved the appointment of EisnerAmper as independent auditors, to review and audit our financial statements for the 2016 and 2015 fiscal year.  If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the appointment of EisnerAmper.

Independent Public Accountants

On April 5, 2017, the Registrant's Board of Directors approved the appointment of EisnerAmper, Certified Public Accountants as AngioGenex' registered independent public accounting firm.

Audit services of EisnerAmper include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meets with EisnerAmper on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by EisnerAmper as well as the fees charged for such services.

Fees Billed to AngioGenex by EisnerAmper during Fiscal Year 2016.

Audit Fees.   We did not pay EisnerAmper for professional services in connection with our audited financial statements, or for SEC consultations for the year ended December 31, 2016.

Tax Fees – We did not pay EisnerAmper for professional services for tax compliance, tax advice and tax planning in 2015 or 2016.

All Other Fees – We did not incur any other fees and expenses from EisnerAmper  for the fiscal years 2015 and 2016 annual audits.

Vote Required

Submission of the appointment of EisnerAmper as our independent auditors for the fiscal year ending December 31, 2017, is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders. The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF EISNERAMPER AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017 (ITEM NO. 2 ON THE PROXY CARD).

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of AngioGenex are: Robert Benezra, President, CEO, CSO; Michael Strage, Chief Operating Officer and Vice President; and Martin Murray, Chief Financial Officer.

The following table sets forth compensation information for services rendered to us by our executive officer (collectively, our company’s “Named Executive Officer”) in all capacities, other than as directors, during each of the prior two fiscal years.  Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal year 2016.  The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.  Shares issued in lieu of compensation are listed in the year the salary was due.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total Compensation ($)
Robert Benezra, PRES, CEO, CSO	2016	$0	$0	$213,714	$0	$213,714
Michael Strage, VP, COO	2016	$0	$0	$0	$0	$0
Martin Murray, CFO(2)	2016	$0	$0	$34,040	$0	$34,040

(1)

The amount reflects the grant date fair value computed in accordance with FASB ASC Topic 718. The fair value has been computed using the Black-Scholes model.

(2)

Accounting services are provided to the Company by an accounting firm that Mr. Murray is a principal of. For the year 2016, the Company incurred accounting costs to this firm in the amount of $7,961.

Narrative Disclosure to Summary Compensation Table

No executive officers have entered into a formal written employment agreement with AngioGenex since.  Their employment is on an at will basis with equity compensation at the discretion of the uninterested members of the Board.

Outstanding Equity Awards at Fiscal Year End

The following table presents, for each named executive officer, information regarding outstanding stock options and restricted stock held as of December 31, 2016:

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)	Market Value of Shares of Units of Stock that have not Vested ($)
Robert Benezra	2,000,000	None	$0.08	April 2021	None	None
Michael Strage	1,333,333	None	$0.01-$0.05	Sept 2019-Sept 2023	None	None
Martin Murray	325,000	225,000	$0.05-$0.10	Sept 2019-April 2021	None	None

(1)

2,000,000 options held by Robert Benezra vested on April 5, 2016. 1,000,000 options and 333,333 options held by Michael Strage vested on September 3, 2009 and September 9, 2013 respectively. 150,000 options and 100,000 options held by Martin Murray vested on September 3, 2009 and April 25, 2014 respectively, while 300,000 options are designed to vest ratably at 75,000 options per year starting on April 5, 2016.

Restricted Stock Awards

There were no restricted stock awards to Directors of Officers for the years ended December 31, 2016 and 2015.

Director Compensation

There was no compensation paid to directors for the years ended December 31, 2016 and 2015.

Directors Compensation Program

We have yet to enter into Director Services Agreements with each of the members of our Board of Directors.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

AngioGenex does not have an employment contract with its named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 30, 2017, for:

•

each person whom we know beneficially owns more than 5% of our capital stock;

•

each of our directors and named executive officers; and

•

all of our directors and executive officers as a group.

Beneficial ownership is calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by such person, subject to community property laws, where applicable.

The address of each beneficial owner listed in the table below is c/o AngioGenex Inc. 425 Madison Avenue, Suite 902, New York, NY 10017.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Robert Benezra	2,600,006 *	10.6%
Common Stock	Michael Strage	5,773,014 *	23.6%
Common Stock	Martin Murray	629,000	2.6%
Common Stock	Michael Aronstein	1,500,000	6.1%
Common Stock	All Current Directors and Executive Officers as a Group	10,502,014	42.9%

*Includes shares owned by immediate family members.

As of June 27, 2017, there were no preferred shares (and no derivative securities overlying preferred shares) issued and outstanding.

Family Relationships

There are no family relationships between or among any of our directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; and (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or associated persons.

Committees of the Board of Directors

We currently do not have standing Audit, Nominating or Compensation committees. Our entire board of directors is responsible for the functions that would otherwise be handled by these committees. We intend, however, to establish an Audit committee and a Compensation committee of the board of directors as soon as practicable.

We envision that the Audit committee will be primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. The Compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

Our Board has not made a determination as to whether any member of our board is an Audit committee financial expert. Upon the establishment of an Audit committee, the board will determine whether any of the directors qualify as an Audit committee financial expert.

Board Leadership Structure

Separate people will hold the positions of Chairman of the Board and Chief Executive Officer.  Michael Aronstein is the Chairman of the Board.  The Chairman of the Board will provide leadership to the Board and work with the board to define its structure and activities in the fulfillment of its responsibilities.  The Chairman of the Board will set the board agendas with board and management input, facilitate communication among directors, provide an appropriate information flow to the board and preside at meetings of the board of directors and shareholders. Future modification of the board leadership structure will be made at the sole discretion of our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company uses the services of an accounting firm that Martin Murray, CFO and Director, is a principal of.  In addition, this firm provides office space to the Company at no charge. As of December 31, 2016 and 2015, the Company owes the accounting firm $146,447 and $158,486 respectively.  Mr. Murray does not receive a salary for his service as an officer or director for the Company.

On December 31, 2016 and 2015, the Company owed the former CEO, William Garland, $95,000 for unpaid salary pursuant to an agreement.  As of June 30, 2017, the amount remains outstanding.

On December 31, 2016, the Company’s loans from related parties totaled $155,200 of principal and $68,862 of accrued interest.  The interest rate on these notes vary from 0% to 6%.  Related parties include directors, officers, stockholders, and stock option holders.  As of June 30, 2017, the loans remain outstanding.

On November 21, 2014, the Company obtained an unsecured loan in the amount of $30,000 from an existing shareholder, David Aronstein.  The loan was settled on August 15, 2016 by issuance of 300,000 shares of common stock.

On June 6, 2016, the Company obtained an unsecured loan in the amount of $5,000 from a party related to an existing shareholder, Leslie Stroll.  The loan was settled on August 15, 2016, by issuance of 31,250 shares of common stock.

Director Independence

None of our directors are “independent.”

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  In 2008, William Garland, CEO and COO, filed a Form 3 untimely.  It has since been filed. Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during 2008, other than William Garland as noted above, the members of the Board of Directors, our executive officers and person(s) who held more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.  The company re-initiated reporting to the SEC in October 2017. The Company anticipates that all of its Officers, Directors, and 10% Shareholders will file Section 16(a) disclosures timely as required..

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2010 Annual Meeting of Stockholders must be received no later than September 29, 2010.  Stockholders wishing to nominate directors or propose other business at the 2010 Annual Meeting of Stockholders, but not intending to include such nomination or proposal in the AngioGenex proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.

REPORTS

If you wish to receive a copy of our Form 10-12(g) Registration Statement dated September 29, 2017, with the proxy material, a copy of the Form 10-12(g) will be made available (without exhibits), free of charge, to interested stockholders upon written request to Martin Murray, 425 Madison Avenue, Suite 902, New York, New York 10017, telephone (347) 468 6799.  The Registration Statement on Form 10-12(g), including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

By Order of the Board of Directors

/s/ Martin Murray

Martin Murray

Director, Chief Financial Officer

November 30, 2017

ANGIOGENEX, INC.

PROXY CARD

1.  ELECTION OF DIRECTORS:

Nominees:

(01) Robert Benezra

(02) Martin Murray

(03) Michael Strage

(04) Michael Aronstein

[   ]  FOR ALL NOMINEES

[   ]  WITHHELD ALL NOMINEES

[   ]  For all nominees except as noted below:

____________________________________________________________________

2.   Ratify the appointment of EisnerAmper LLP as our independent auditors for the year ending December 31, 2017.

FOR[   ]             AGAINST [   ]        ABSTAIN [   ]

3.   To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR[   ]             AGAINST [   ]        ABSTAIN [   ]

Mark here for address change and note at right   [   ]  ______________________________________

Mark here if you plan to attend the meeting   [   ]

_______________________________________________________________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: ________________________   Name:_______________________   Date_____________ 2017

Signature: ________________________   Name:_______________________   Date_____________ 2017